Exhibit 99.1

©2021 Marinus Pharmaceuticals. All Rights Reserved I Corporate Presentation August 2021

Safe Harbor Statement

To the extent that statements contained in this presentation are not descriptions of historical facts regarding Marinus, they are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as "may", "will", "expect", "anticipate", "estimate", "intend", "believe", and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. Examples of forward-looking statements contained in this presentation include, among others, statements regarding our expected revenue and operating expenses for 2021; our clinical development plans for ganaxolone; expected dosing in our clinical trials; the clinical development schedule and milestones; our expected timing to begin and complete enrollment in our clinical trials; the expected trial design, target patient population and endpoints for our clinical trials; interpretation of scientific basis for ganaxolone use; timing for availability and release of data; the potential safety and efficacy and therapeutic potential of ganaxolone; timing and expectations regarding regulatory communications and submissions; our commercialization plans and the expected timing thereof; expectations regarding our agreement with BARDA; expectations regarding our collaboration with Orion corporation; expectations regarding the potential market opportunities for our product candidates, including oral ganaxolone; potential commercial alliances; and our expectations regarding the effect of the COVID-19 pandemic on our business and clinical development plans. Forward-looking statements in this presentation involve substantial risks and uncertainties that could cause our clinical development programs, future results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, uncertainties and delays relating to the risk that the timing of FDA's review of the NDA will be delayed or that the NDA is not accepted for filing by the FDA; the risk that the FDA will require additional clinical trials or data; any delays in acceptance and review of the NDA submission by the FDA for any reason, including the COVID-19 pandemic; the timing of regulatory filings, including the timing of filing the ganaxolone MAA with the EMA; the potential that regulatory authorities, including the FDA and EMA, may not grant or may delay approval for our product candidate; uncertainties and delays relating to the design, enrollment, completion, and results of clinical trials; unanticipated costs and expenses; early clinical trials may not be indicative of the results in later clinical trials; clinical trial results may not support regulatory approval or further development in a specified indication or at all; actions or advice of the FDA or EMA may affect the design, initiation, timing, continuation and/or progress of clinical trials or result in the need for additional clinical trials; our ability to obtain and maintain regulatory approval for our product candidate; our ability to obtain, maintain, protect and defend intellectual property for our product candidates; the potential negative impact of third party patents on our or our collaborators' ability to commercialize ganaxolone; delays, interruptions or failures in the manufacture and supply of our product candidate; the size and growth potential of the markets for our product candidates, and our ability to service those markets; our cash and cash equivalents may not be sufficient to support our operating plan for as long as anticipated; our expectations, projections and estimates regarding expenses, future revenue, capital requirements, and the availability of and the need for additional financing; our ability to obtain additional funding to support its clinical development programs; our ability to develop sales and marketing capabilities, whether alone or with potential future collaborators; the rate and degree of market acceptance of our product candidates; the potential for Orion to breach the collaboration or terminate the agreement in accordance with its terms; the potential for Orion to recoup a percentage of the upfront fee depending on the additional pre-clinical testing expected to be completed in Q1 2022; the effect of the COVID-19 pandemic on our business, the medical community, regulators and the global economy; and the availability or potential availability of alternative products or treatments for conditions targeted by us that could affect the availability or commercial potential of our product candidate. Marinus undertakes no obligation to update or revise any forward-looking statements. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to our business in general, see filings we have made with the Securities and Exchange Commission. You may access these documents for free by visiting EDGAR on the SEC web site at www.sec.gov.

MARINUS PHARMACEUTICALS

©2021 Marinus Pharmaceuticals. All Rights Reserved | 2

Ganaxolone (GNX) Targets Synaptic & Extrasynaptic $GABA_A$ Receptors

Ganaxolone	a positive allosteric $GABA_A$ receptor modulator with a well-defined MOA designed to treat patients suffering from seizure disorders. GNX is designed to modulate both synaptic and extrasynaptic $GABA_A$ receptors to calm over-excited neurons
Clinical development	focused on status epilepticus and rare genetic epilepsies that have few or no treatment options
Multiple dose formulations	IV and oral – to meet the needs of adult and pediatric patients in acute and chronic care settings
Extensive safety record	in more than 1,800 patients both pediatric and adult, at therapeutically relevant dose levels for up to two years


Inhibitory neurotransmitter:
GABA
GABA$_A$ receptors
GABA

The main inhibitory neurotransmitter in the brain is "GABA". By binding to specific receptors, GABA can bring about decreased seizure activity.

GNX


Synaptic receptors
Extrasynaptic receptors

MARINUS PHARMACEUTICALS

©2021 Marinus Pharmaceuticals. All Rights Reserved | 3

©2021 Marinus Pharmaceuticals. All Rights Reserved I Evaluation of IV and Oral Opportunities Building Upon Status Epilepticus (SE) Maximizing Value for Orphan Epilepsies • Expand clinical opportunities to broader status epilepticus indications • Build U.S. commercial strategy • Execute global development plan • Develop pharmacoeconomic, value proposition and outcomes assessment • CDKL5 deficiency disorder (CDD) commercialization strategy • Advance tuberous sclerosis complex (TSC) clinical development • Research scientifically based expansion opportunities • Global integrated commercialization strategy Leveraging GNX Molecule • Explore opportunities to improve bioavailability, PK profile & clinical outcomes • Engage in strategic collaborations on novel technologies & formulations • Evaluate new indications based on unmet need, and scientific rationale • Establish strategic commercial collaborations to expand geographic footprint 4 Corporate Strategy

©2021 Marinus Pharmaceuticals. All Rights Reserved I 5 Ganaxolone Development Pipeline

Orphan Epilepsy Oral Ganaxolone Franchise

CDKL5 Deficiency Disorder “CDKL5 is painful. It’s a hard, sad at times, thing that we face. When you have a relationship with people like Marinus and their researchers, you are able to help be a driving force behind that work. - Karen Utley, Mother to Samantha, President of International Foundation for CDKL5 Research

CDKL5 Deficiency Disorder (CDD)

	Cause	• Mutation of the cyclin-dependent kinase-like 5 (*CDKL5*) gene, located on the X chromosome
	Symptoms	• Early-onset, treatment refractory seizures, & severe neuro-developmental delay • Most can't walk, talk or care for themselves • Suffer from scoliosis, visual impairment, gastrointestinal difficulties & sleeping disorders
	Incidence	• 1:40,000 live births[1]; approx. 75-100 newborn in US and EU5 • Predominantly affects females • Genetic testing available • Orphan Disease
	Treatments	• No disease-specific treatments are approved
	Rationale	• Potential GABAergic dysfunction, achieved Primary endpoint in Marigold Phase 3 study

MARINUS PHARMACEUTICALS

[1]Symonds JD 2019 Brain

©2021 Marinus Pharmaceuticals. All Rights Reserved | 8

Completed Global Phase 3 Trial Design

Marigold Study
CDKL5 Deficiency Disorder


Historical Control
8 weeks
Baseline
6 weeks
Titration
4 weeks
Maintenance
13 weeks
Titration
4 weeks
Open-Label Phase
Double-Blind Phase
Open-Label Phase

- **Trial Details**

  Evaluated the use of oral ganaxolone in children and young adults

  Global, double-blind, placebo-controlled, clinical trial enrolled 101 patients between the ages of 2 and 19 with a confirmed disease-related *CDKL5* gene variant

  Ages 2-19, ≥16 major motor seizures/month; up to 4 concomitant AEDs

- **Endpoints**

  Primary endpoint of the trial was percent change in 28-day major motor seizure frequency *

  Non-seizure secondary outcome measures: Behavioral/neuropsychiatric changes correlated with domains of attention & sleep

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* Major motor seizures were defined as bilateral tonic, generalized tonic-clonic, atonic/drop, bilateral clonic, or focal to bilateral tonic-clonic

©2021 Marinus Pharmaceuticals. All Rights Reserved | 9

©2021 Marinus Pharmaceuticals. All Rights Reserved I 10 Marigold Baseline Clinical Characteristics Characteristic Placebo (n=51) Ganaxolone (n=50) Total (n=101) Baseline Primary Seizure Frequency, per 28 days (median, IQR) 49.2 ( 18.7 – 120.0) 54.0 (31.3 – 147.3) - Number of AED Medications Taken Prior (median) 7 7 7 Concomitant AED Medications, n (%) Valproate 16 (31.4) 18 (36.0) 34 (33.7) Levetiracetam 13 (25.5) 13 (26.0) 26 (25.7) Clobazam 13 (25.5) 12 (24.0) 25 (24.8) Vigabatrin 12 (23.5) 10 (20.0) 22 (21.8) Baseline seizure burden and AED history highlights unmet need

©2021 Marinus Pharmaceuticals. All Rights Reserved I 11 Ganaxolone Achieved Primary Efficacy Endpoint in Seizure Reduction and Secondary Endpoint for Seizure Severity Caregiver Global Impression of Change in Seizure Intensity / Duration (CGI - CSID) Ganaxolone Placebo 0 10 20 30 40 M e d i a n P e r c e n t R e d u c t i o n 2 8 - d a y F r e q u e n c y o f M a j o r M o t o r S e i z u r e s 30.7% 6.9% = 27.1% (47.9 - 9.6)* p = 0.0036** *Hodges-Lehman Estimate of Median Difference **Wilcoxon Rank-Sum Test

©2021 Marinus Pharmaceuticals. All Rights Reserved I 12 Marigold Cumulative Response Curve 0% 5 10 15 20 25 30 35 40 45 50 0 10 20 30 40 50 60 70 80 90 100 Percent Reduction 28-day Frequency of Major Motor Seizures % o f P a t i e n t s Ganaxolone Placebo 24.5% 9.8% p = 0.064 a = 14.7 (-4.7, 33.8) b * * * * * * * *p<0.05 a a Fisher's Exact b Difference (95% CI)

©2021 Marinus Pharmaceuticals. All Rights Reserved I Consistent Efficacy Signal Across the Broader CDD Population ► Ganaxolone demonstrated a similar efficacy signal across multiple subgroups related to baseline demographics and seizure frequency • Supports beneficial effect in the U.S. patient population 13 U.S. AU/FR/IL/IT/UK RU/PL 0 10 20 30 40 P e r c e n t R e d u c t i o n i n M e d i a n M a j o r M o t o r S e i z u r e F r e q u e n c y ( p e r 2 8 d a y s ) Ganaxolone Placebo 32.0% -2.2% 29.4% 9.5% (n=41) (n=35) (n=24) 21.5% 25.1% Δ a =34.2% Δ a =25.2% Δ a =12.5% a Hodges-Lehman Estimate of Median Difference Female Male -10 0 10 20 30 40 50 Gender P e r c e n t R e d u c t i o n i n M e d i a n M a j o r M o t o r S e i z u r e F r e q u e n c y ( p e r 2 8 d a y s ) Ganaxolone Placebo 27.5% 10.2% 32.0% -7.5% (n=79) (n=21)

©2021 Marinus Pharmaceuticals. All Rights Reserved I 14 Phase 3 Safety Summary Treatment Emergent Adverse Events (TEAE) Preferred Term Placebo (n=51) Ganaxolone (n=50) Any TEAE, n (%) 45 (88.2) 43 (86.0) Somnolence 8 (15.7) 18 (36.0) Pyrexia 4 (7.8) 9 (18.0) Upper Respiratory Tract Infection 3 (5.9) 5 (10.0) Constipation 3 (5.9) 3 (6.0) Salivary Hypersecretion 1 (2.0) 3 (6.0) Sedation 2 (3.9) 3 (6.0) Includes AEs that occurred >5% of subjects in ganaxolone arm and ganaxolone > placebo Preferred Term Placebo (n=51) Ganaxolone (n=50) Any Serious TEAE, n (%) 5 (9.8) 6 (12.0) Bronchitis 0 (0.0) 1 (2.0) Rhinovirus Infection 0 (0.0) 1 (2.0) Urinary Tract Infection 0 (0.0) 1 (2.0) Pneumonia Mycoplasmal 1 (2.0) 0 (0.0) Pneumonia Viral 1 (2.0) 0 (0.0) Respiratory Syncytial Virus Bronchiolitis 1 (2.0) 0 (0.0) Oxygen Saturation Decreased 0 (0.0) 1 (2.0) Food Refusal 0 (0.0) 1 (2.0) Pneumonia Aspiration 0 (0.0) 1 (2.0) Hypoxia 1 (2.0) 0 (0.0) Faecaloma 1 (2.0) 0 (0.0) Hypotonia 1 (2.0) 0 (0.0) Seizure 1 (2.0) 0 (0.0) Unresponsive to Stimuli 1 (2.0) 0 (0.0) Serious Treatment Emergent Adverse Events

©2021 Marinus Pharmaceuticals. All Rights Reserved I 15 Ganaxolones Potential to Provide Durable Seizure Improvements in the Open Label Extension • Seizures associated with CDD are often refractory to treatment with existing AEDs and improvements may be short - lived (<3 months) 1 • Preliminary analysis* of the open - label extension (OLE) provides insights into the extended duration effects of ganaxolone (GNX) in CDD 1. M üller A, et al. Eur. J. Paediatr . Neurol. 2016 *Data as of February 24, 2021 Patients treated with ganaxolone for at least 12 months experienced a median 49.6% reduction in major motor seizure frequency Patients transitioning from placebo to ganaxolone demonstrated seizure frequency improvements No new safety findings emerged in the OLE to date Primary Endpoint (17 wks) 1-2 3-4 5-6 7-8 9-10 11-12 0 10 20 30 40 50 60 70 Time in OLE (Months) P e r c e n t R e d u c t i o n i n M e d i a n M a j o r M o t o r S e i z u r e F r e q u e n c y ( p e r 2 8 d a y s ) Ganaxolone Placebo (DB) Ganaxolone (OLE) Open-Label Ganaxolone 33.5% n=43 7.7% n=45 36.3% n=43 40.4% n=39 30.1% n=38 24.0% n=39 33.3% n=34 30.4% n=38 Placebo (DB) 30.7% n=49 6.9% n=51 38.8% n=34 32.8% n=34 46.5% n=22 53.8% n=26

©2021 Marinus Pharmaceuticals. All Rights Reserved I 16 Average Ganaxolone Levels Correlate with Seizure Reduction • Logarithms of plasma GNX level and percentage change in major motor seizure frequency were negatively correlated • Patients in the Medium and High GNX level groups had an average GNX concentration of 120 ng/mL and a median 38.5% reduction in seizure frequency – Incidence of CNS - related adverse events was similar across GNX dose level groups Log e percentage change in major motor seizure frequency was calculated as log e (percentage change + 100) 3.0 3.5 4.0 4.5 5.0 5.5 6.0 2.5 3.0 3.5 4.0 4.5 5.0 5.5 Loge GNX Level (ng/mL) L o g e P e r c e n t C h a n g e M a j o r M o t o r S e i z u r e F r e q u e n c y E q u i v a l e n t % C h a n g e i n M a j o r M o t o r S e i z u r e F r e q u e n c y r = -0.512 p = 0.001 *Pearson correlation * 145 48.4 -10.0 -45.4 -66.9 -79.9 -87.8 Equivalent GNX Level (ng/mL) 20.1 33.1 54.6 90.0 148 245 403 Low (40 ng/mL*) Medium (70 ng/mL*) High (170 ng/mL*) -100 -75 -50 -25 0 25 50 75 100 P e r c e n t C h a n g e i n M a j o r M o t o r S e i z u r e F r e q u e n c y **p = 0.01 *mean GNX level within Group **Kruskal-Wallis Test n=13 n=13 n=12

©2021 Marinus Pharmaceuticals. All Rights Reserved I 17 PK Analysis: Adult Focal Onset Seizure Trial vs. Marigold Age Group AUC 24 (ng* hr /mL) C min (ng/mL) C max (ng/mL) 2 to <6 years 3903 85 247 6 to <12 years 3998 84 269 12 to <18 yrs 4106 84 293 ≥18 years 4100 84 292 Abbreviations: AUC 24 =24 - hour area under the ganaxolone plasma concentration time curve; C max =maximum ganaxolone plasma concentration; C min =minimum ganaxolone plasma concentration. Marigold Trial PK Adults Focal Onset Phase 3 Trial vs. Phase 1 PK Lower levels than predicted from Ph1 C min ~ 40 - 45 ng/mL C min ~ 85 ng/mL Adult focal onset program was discontinued as noted in the 10 - Q

©2021 Marinus Pharmaceuticals. All Rights Reserved I 18 CDD Regulatory Timeline ► Submitted New Drug Application (NDA) to FDA for ganaxolone for the treatment of seizures associated with CDD in July 2021 ► The NDA includes a request for Priority Review, which, if granted, accelerates completion of the FDA review to six months, compared to a standard review of 10 months ► NDA acceptance for filing (decision expected by end of Q3 2021) enables the opportunity to draw $30 million under the existing Oaktree Capital Management, L.P., credit agreement* ► European Medicines Agency (EMA) is expected to accept accelerated assessment of ganaxolone for the treatment of seizures associated with CDD ► Marinus plans to submit a marketing authorization application to the EMA by the end of Q3 2021 ► Marinus, with the support of its strategic collaborator, Orion Corporation, expects to announce a European expanded access program *Subject to the satisfaction of certain customary conditions described in the credit agreement

Tuberous Sclerosis Complex “Many individuals with TSC continue to experience uncontrolled seizures despite a cocktail of multiple antiepileptic drugs. Because new options are always needed, the TSC community welcomes clinical evaluation of new epilepsy treatments” - Kari Luther Rosbeck , President & CEO of the Tuberous Sclerosis Alliance

Tuberous Sclerosis Complex (TSC)

Cause		• Defect or mutation of *TSC1* and/or *TSC2* genes
Symptoms		• Benign tumors, seizures, cognitive impairment, behavioral problems, skin abnormalities
Incidence Prevalence		• 1:6,000 live births • ~25K-40K refractory TSC patients in the U.S.*
Treatments		• Despite available treatments, continued unmet medical need
Mechanistic Rationale		• Potential neurosteroid deficiency[1] • Pathophysiology may involve GABAergic dysfunction

MARINUS PHARMACEUTICALS

[1] diMichele, et al, *J. Neuro Neurosurg Psychiatry*, 2003
*Failure of two prior antiseizure medications with ongoing, frequent seizures.

©2021 Marinus Pharmaceuticals. All Rights Reserved
20

TSC - Phase 2 Open-Label Clinical Trial Design

CALM STUDY

PART A			PART B
Baseline (4 Weeks)	GNX Titration (4 Weeks)	GNX Maintenance (8 Weeks)	Open-Label Extension (OLE) (24 Weeks) * Available to patients that respond to GNX as defined per protocol
Baseline Period	Treatment Period		OLE Period
Screening Visit	Baseline Treatment Visit		2-week taper upon GNX discontinuation (if not continuing to Part B)

- n = 23

Key Eligibility

- TSC diagnosis
- ≥ 8 countable/witnessed TSC-associated seizures during baseline with at least 1 primary endpoint seizure occurring in at least 3 of the 4 weeks of baseline

Primary Endpoint

- % change in 28-day TSC-associated seizure frequency through the end of 12-week treatment period relative to 4-week baseline period

TSC-associated seizure types: focal motor seizures without impairment of consciousness or awareness, focal seizures with impairment of consciousness or awareness, focal seizures evolving to bilateral generalized convulsive seizures, and generalized seizures with a motor component that are countable

MARINUS PHARMACEUTICALS

©2021 Marinus Pharmaceuticals. All Rights Reserved
| 21

©2021 Marinus Pharmaceuticals. All Rights Reserved I 22 Percent Reduction in TSC - associated Seizure Frequency -200 -100 -80 -60 -40 -20 0 20 40 60 80 100 P e r c e n t r e d u c t i o n i n T S C - a s s o c i a t e d s e i z u r e f r e q u e n c y =median 16.6% -20 0 20 40 60 80 100 Percent reduction in TSC-associated seizure frequency median ± 95%CI 16.6% 47.6% Ph2 Topline (n=23) Ph2 Interim* (n=12) *preliminary internal analysis as of Feb2021 in patients with at least 4 weeks of data

©2021 Marinus Pharmaceuticals. All Rights Reserved I 23 Phase 2 Secondary and Exploratory Analyses Intent to Treat (n=23) +Cannabidiol (n=12) +Everolimus (n=11) 0 5 10 15 20 25 30 35 40 45 50 36.4 25.0 30.4 P e r c e n t o f p a t i e n t s Proportion of patients with a ≥50% reduction in TSC - associated seizure frequency Subjects with Focal Seizure Types (n=19) 0 10 20 30 25.2 P e r c e n t r e d u c t i o n i n f o c a l s e i z u r e f r e q u e n c y ( m e d i a n ) Percent change (median) on focal seizures * Secondary endpoint *

©2021 Marinus Pharmaceuticals. All Rights Reserved I 24 TSC Phase 2 Comparison to Marigold Study (CDD Phase 3) *Double - blind ganaxolone subjects *

©2021 Marinus Pharmaceuticals. All Rights Reserved I 25 Safety ► Ganaxolone was generally well - tolerated with somnolence reported as the most common adverse event consistent with previous studies • Four patients (17.4%) discontinued due to adverse events Preferred Term Ganaxolone (n=23) Any TEAE, n (%) 20 (87.0) Somnolence 10 (43.5) Sedation 3 (13.0) Fatigue 3 (13.0) TEAE’s reported in >10% of patients Treatment - emergent adverse events Preferred Term Ganaxolone (n=23) Any Serious TEAE, n (%) 4 (17.4) Seizure * 1 (4.3) Thalamic infarction † † 1 (4.3) Aspiration † 1 (4.3) Angioedema † 1 (4.3) * Assessed by PI as treatment related Serious adverse events † Occurred in extension phase of study § Assessed by PI as not treatment related

Proposed Phase 3 TSC Trial Design


Historical Data
(if available)
8 weeks
Baseline
4 weeks
Titration
4 weeks
Maintenance
12 weeks
Titration
4 weeks
Open-Label Phase
Double-Blind Phase
Open-Label Phase

- **Trial details**
  - Evaluates the use of oral ganaxolone in children and adults with seizures associated with TSC
  - Global, double-blind, placebo-controlled clinical trial
  - Aims to enroll ~160 total patients between the ages of 1 and 65 (1:1 randomization)
  - Up to 60 sites globally
  - Projected first patient enrolled in Q4
- **Primary efficacy endpoint**
  - Percent change in 28-day primary endpoint seizure frequency*
- **Secondary efficacy endpoint**
  - Key secondary endpoint of 50% responder rate
- **Should ganaxolone be approved in CDD, FDA has indicated a single pivotal TSC Phase 3 trial could be sufficient for approval**

* Primary endpoint seizure types: focal motor seizures without impairment of consciousness or awareness, focal seizures with impairment of consciousness or awareness, focal seizures evolving to bilateral generalized convulsive seizures, and generalized seizures with a motor component that are countable

MARINUS PHARMACEUTICALS

©2021 Marinus Pharmaceuticals. All Rights Reserved | 26

©2021 Marinus Pharmaceuticals. All Rights Reserved I 27 Phase 3 TSC Clinical Trial Enhancements ► Adjustment to weekly titration schedule • Aimed to further improve tolerability in TSC patients ► Seizure classification • Ensure seizures are being accurately documented and reliably counted through ongoing interactions with the Epilepsy Study Consortium and training with sites ► Implementation of improved electronic seizure diary • New data collection platform ► Other study design considerations including baseline / inclusion criteria and planned interim analysis

Formulation Development

©2021 Marinus Pharmaceuticals. All Rights Reserved I 29 Efforts to Improve Ganaxolone Exposure in Chronic Epilepsies ► Dosing regimen: Marigold trial was the first Phase 3 trial of ganaxolone to evaluate three times a day (TID) dosing • Predicted pharmacokinetic (PK) curves for TID and two times a day (BID) dosing demonstrate increase trough GNX levels which may provide improved seizure control ► Support the continued study of ganaxolone TID dosing in other epilepsies ► Formulation development: new oral ganaxolone formulations in development that aim to improve PK properties to better achieve target ganaxolone levels Dose regimen C max (ng/mL) AUC 0 - 24 (ng ∙ h/mL) % time (>100 ng/mL GNX) TID 281 3763 78 BID 286 3135 53

©2021 Marinus Pharmaceuticals. All Rights Reserved I 30 Ganaxolone Formulation Work in Progress for Second Generation Candidate Step down IV to oral Pediatric Dosing IV Dosing Oral Dosing • Exploring opportunities to improve bioavailability and PK profile • Potential expansion into new indications and into new therapeutic areas • Targeting IV - to - oral step down for patients that may benefit from continued therapy

©2021 Marinus Pharmaceuticals. All Rights Reserved I Commercial Opportunity

©2021 Marinus Pharmaceuticals. All Rights Reserved I 32 Commercialization Preparedness Refining and Optimizing Value Proposition for Market Testing with key stakeholders – Providers, Payers Developing organizational and infrastructure needs – home office, field, systems and processes Readying supply chain to support patient services, channel strategy and scale up needs Key Objectives is to create operational leverage across indications Evaluating Life Cycle plans to scale up Access, Scientific Affairs and Commercial teams *TPP – Target Product Profile

Key Findings from Recently Conducted Market Research Show that Ganaxolone is Well Suited for Broad Clinical Adoption Across Indications

Mechanism of Action	Ganaxolone's extrasynaptic mechanism of action well understood and viewed as differentiable
TPP Reactions	Many HCPs are excited about the opportunity to use ganaxolone, especially for CDD, given favorable reactions to its efficacy and durability data, and safety profile
Primary Usage Drivers	• Disease-specific indication, response rate, and durability of response in a highly refractory patient population • Ability to be used with antiseizure medications across mechanisms (i.e., sodium channel blockers, GABA transmission inhibitors, cannabidiol) in refractory patients
Awareness	**Neurologists who treat both CDD and TSC patients had high awareness of ganaxolone**

Source: ZS Associates Primary Research and Analysis (N=35 HCP Interviews). (TPP – May 2020; other market research – June 2020)

MARINUS PHARMACEUTICALS

©2021 Marinus Pharmaceuticals. All Rights Reserved

33

Acute Seizure Disorders Intravenous (IV) Ganaxolone Franchise

©2021 Marinus Pharmaceuticals. All Rights Reserved I Status Epilepticus

©2021 Marinus Pharmaceuticals. All Rights Reserved I 36 Status Epilepticus (SE): Definition and Epidemiology Background ► Prolonged continuous seizures ► Heterogenous patient population with various etiologies, including glioblastoma, vascular disease, encephalitis, drug or alcohol withdrawal or overdose ► Pre - existing epilepsy in less than half of SE cases ► Status epilepticus can result in permanent neuronal damage and contribute to high morbidity and mortality ► Becomes more treatment refractory with progression SE is the second most common neurologic emergency in the U.S. 1 150,000 SE patients 2 1. Anaethesia and Intensive Care Medicine, February 02, 2018 , Update on the management of status epilepticus 2. DeLorenzo RJ Pellock JM Towne AR Boggs JG. Epidemiology of status epilepticus. J Clin Neurophysiol. 1995; 12: 316 - 325

©2021 Marinus Pharmaceuticals. All Rights Reserved I 37 Goals of a New Therapy for the Treatment of SE Benzodiazepine Administered Medically induced Coma Established Status Epilepticus (ESE) 1 st line 2 nd line IV AED’s (antiepileptic drugs) 3 rd line IV Anesthetics Super Refractory Status Epilepticus (SRSE) Refractory Status Epilepticus (RSE) IV GNX

Pharmacokinetics/Pharmacodynamics Well Suited for Acute SE Treatment



Synaptic
αβγ
Extrasynaptic
αβδ
Cl⁻
Cl⁻
phasic inhibition
tonic inhibition

Ganaxolone activates the extrasynaptic $GABA_A$ receptor, is associated with high brain concentrations, and delivers a rapid onset of action

Experimental PK – plasma and brain[1]



Brain ganaxolone
Plasma ganaxolone
Concentration (ng/ml or ng/g)
Time (min)

Brain and plasma concentration after ganaxolone 3 mg/kg IM in mice

Human PK[2]

Following 30 mg ganaxolone bolus (over 5 minutes):

C_{max} 1,240 ng/mL

T_{max} 0.08 hrs

Human PD – EEG changes[2]



BIS
PBO, 2-min Slow Bolus (n=2)
10 mg, 5-min Slow Bolus (n=3)
20 mg, 2-min Slow Bolus (n=6)
30 mg, 5-min Slow Bolus (n=3)
2-min bolus (PBO and 20-mg groups)
5-min bolus (10- and 30-mg groups)
Time (min)

EEG bispectral index in healthy volunteers following IV ganaxolone

MARINUS PHARMACEUTICALS

1. Zolkowska D, Wu CY, Rogawski MA. Intramuscular allopregnanolone and ganaxolone in a mouse model of treatment-resistant status epilepticus. Epilepsia. 2018 Oct;59:220-7.
2. Data on file. Marinus Pharmaceuticals, Inc.

©2021 Marinus Pharmaceuticals. All Rights Reserved
38

Phase 2 Refractory Status Epilepticus Trial Design

Evaluate IV ganaxolone in refractory SE patients

SE Patients

Diagnosis of convulsive or non-convulsive SE

Failed at least one 2nd line IV AED but had not progressed to 3rd line IV anesthetics

Screening → Treatment Period → Post-treatment Follow-up

Treatment Period		
Loading Dose	Maintenance	Taper
Bolus plus continuous infusion	2-4 day infusion	18-hour taper

Cohort	Dose of GNX/day	N
Low	500mg/day	5
Medium	650mg/day	4
High	713mg/day	8

Post-treatment Follow-up	
24 hour	Weeks 2, 3, 4

Goals of a new treatment

- Rapid cessation
- Maintenance of seizure control
- Prevent progression to IV anesthetics

Limitations of current treatments

1st line Benzodiazepines ineffective in 45%-50%; limited by cardiovascular and respiratory side effects

2nd line Ineffective in over 50% of established SE; further decreased response in refractory SE

3rd line IV Anesthetics: high morbidity, mortality ~35%; increased duration of hospitalization and costs of care

Endpoints

Primary: Percent of patients who did not require escalation of treatment with IV anesthetic within the first 24 hours after ganaxolone initiation

Secondary: Additional efficacy, safety and tolerability

MARINUS PHARMACEUTICALS

©2021 Marinus Pharmaceuticals. All Rights Reserved | 39

©2021 Marinus Pharmaceuticals. All Rights Reserved I 40 Patient Demographics of Phase 2 Trial 8 males, 9 females Mean age: 57 years old (range: 23 - 88) 5 (29%) CSE, 11 (65%) NCSE, 1 (6%) CSE→NCSE 7 (41%) yes, 10 (59%) no 17 patients enrolled Types of SE History of Epilepsy Mean # of failed 2nd - line IV AEDs • 2.1 (range: 1 - 4), all failed LEV or LAC • 14/17 patients failed two or more 2nd - line AEDs • All prior AEDs were administered within recommended dosing guidelines Mean # of failed first - and - second line IV AEDs (including benzodiazepines) 2.9 (range: 2 - 5) 7 Vascular 4 Tumor 2 Autoimmune 2 Drug overdose 2 Unknown Etiologies

©2021 Marinus Pharmaceuticals. All Rights Reserved I 41 Phase 2 Trial Results Demonstrated Rapid Onset And Durability of Effect Cohort No escalation to IV anesthetics within 24 hours from infusion initiation (Primary Endpoint) Status - free through 24 hours from infusion initiation (investigator determination) No escalation to additional IV AEDs or IV anesthetics for status relapse at any time through 24 hours after ganaxolone discontinuation No SE Relapse at anytime during the 4 - wk follow up period High (713 mg/day) (n=8) 100% (8 of 8) 88% (7 of 8) 100% (8 of 8) 100% (6 of 6) (1ET, 1 died) Medium (650 mg/day) (n=4) 100% (4 of 4) 100% (4 of 4) 75% (3 of 4) 67% (2 of 3) (1 ET) Low (500 mg/day) (n=5) 100% (5 of 5) 100% (5 of 5) 60% (3 of 5) 50% (1 of 2) (1 died) Immediate Prior AED Administered 4 Hours (mean) to ganaxolone treatment SE Cessation Occurred Rapidly in All Dose Groups (median = 5 minutes) Data presented at AES 2019 AEDs – antiepileptic drugs

PK/PD Relationship and Rationale for Target Dose

Modeled PK Curves for All Dose Groups



GNX Plasma Concentration (ng/mL)
1,000
800
600
400
200
0
0
6
12
18
24
Time (hrs)
Low
500mg/day
Medium
650mg/day
High
713mg/day

High Dose Achieves Target Range ≥ 500 ng/mL for ~8 hours

Seizure Burden Reduction Occurred Rapidly in All Dose Groups



Low
500mg/day
Medium
650mg/day
High
713mg/day
% Change in EEG Seizure Burden
(seizure time / total time period)
0
-20
-40
-60
-80
-100
"Medium" dose < 500 ng/mL
"Low" dose < 500 ng/mL
"High" dose < 500 ng/mL
-1
0
1
2
4
6
8
10
12
14
GNX initiation
Time (hrs)
= Time point of seizure recurrence when GNX dosing targets were < 500 ng/mL

Only **High Dose** Provided Sustained Reduction (>80%) Throughout Entire Analysis Window

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Data presented at AES 2019
PK: Pharmacokinetics / PD: Pharmadynamic

©2021 Marinus Pharmaceuticals. All Rights Reserved

42

©2021 Marinus Pharmaceuticals. All Rights Reserved I 43 IV Ganaxolone Safety Summary Intubation: 9 patients were not intubated upon enrollment. Of these, 6 remained intubation - free during the entire ganaxolone treatment perio d Data presented at AES 2019 AE: adverse event / SAE: serious adverse event 10 SAEs in 6 patients (also included in AEs) 2 related in 2 patients • 2 severe sedation 8 non - related in 4 patients • 1 Death due to withdrawal of life support - 1 Respiratory depression • 1 Bowel perforation (fatal) • 1 Sepsis (fatal) • 1 Fall - 1 Loss of consciousness - 1 Pneumothorax - 1 Multiple fracture 13 related in 7 patients • 6 mild (2 hypotension, 2 somnolence, 1 urinary retention, 1 hypercarbia) • 5 moderate (4 somnolence; 1 hypercarbia) • 2 severe (2 sedation) 37 not - related in 12 patients • 20 mild • 8 moderate (2 pain; 2 pneumonia, 2 dysphagia, • 1 delirium, 1 hypertension) • 9 severe (respiratory depression, death due to withdrawal of support, sepsis, embolic stroke, perforated bowel, fall, loss of consciousness, multiple fractures, pneumothorax) 50 AEs in 16 patients

©2021 Marinus Pharmaceuticals. All Rights Reserved I 44 Overview of U.S. Phase 3 RSE RAISE Trial Design Trial design • Randomized, placebo - controlled clinical trial Target patient population • Status epilepticus patients (n=124) who have failed benzodiazepines and ≥ 2 IV AEDs Dosing • 36 - hour infusion followed by a 12 - hour taper (48 - hour treatment) • Phase 2 dose paradigm and extends ganaxolone plasma exposure ≥ 500 ng/mL for 12 hours Co - primary endpoints • Proportion of participants with SE cessation within 30 minutes of study drug initiation without medications for the acute treatment of SE • Proportion of participants with no progression to IV anesthesia for 36 hours following study drug initiation Secondary endpoints • No progression to IV anesthesia for 24 hours off study drug (i.e., 72 hours) • Time to SE cessation • Healthcare utilization metrics ( eg , length of stay, # of days in the ICU) • Functional outcomes • Safety measures

©2021 Marinus Pharmaceuticals. All Rights Reserved I 45 RSE Phase 3 RAISE Clinical Planning • 1:1 randomized, double - blind, placebo - controlled trial • Failure of a benzodiazepine and 2 second - line IV AEDs • 3 - minute bolus, 36 - hour infusion, 12 - hour taper • ~125 randomized patients • ~80 sites Trial Overview S C R E E N I N G Dose Initiation (Time 0) Treatment Period Follow - up Period Weeks 1,2,3 & 4 Daily 24 - 120 hours Day 2 Hours 24 - 36 Hours 36 - 48 Daily Hours 0 - 24 Bolus dose Continuous Infusion Taper Treatment is planned to be 2 days (including a 12 - hour taper). Phase 3 Target Plasma Concentration Continuous Infusion Infusion Taper Currently recruiting patients Topline data expected 2H 2022 45

©2021 Marinus Pharmaceuticals. All Rights Reserved I 46 RAISE Trial Sites Standard of Care Progression to IV Anesthesia ► Surveyed PI’s at selected RAISE Trial sites to learn more about their standard of care natural history progression to IV anesthesia following the failure of one versus more than one 2nd - line IV AEDs Trial population Of those that escalate to 3 rd - line IV anesthesia, they do so in ~2.5 hours following failure of the second 2 nd - line IV AED Clear unmet medical need in patients that fail two or more 2 nd line IV AEDs Guides site selection and approximates placebo response for escalation to IV anesthesia co - primary Patients with non - convulsive status epilepticus (NCSE) median 1 2 0 20 40 60 80 100 # of failed 2 nd -line IV AEDs % o f P a t i e n t s P r o g r e s s i n g t o 3 r d - l i n e I V a n e s t h e t i c s median + 95% CI

Commercial Opportunity

©2021 Marinus Pharmaceuticals. All Rights Reserved I 48 Quantifying the Significant Clinical and Economic Burden of RSE The Phase 3 trial of ganaxolone in refractory SE aims to demonstrate rapid onset of action capable of preventing escalation to IV anesthetics, and downstream associated clinical outcomes Treatment with IV anesthetics has been reported to lead to increased length of hospital admission and risk of infections, new disability, and death 1 - 3 Pharmacoeconomic opportunity to quantify cost of care and characterize clinical outcomes based on treatment progression to IV anesthetics 1 Sutter R et al. 2014 Neurology 2 Hawkes MA et al. 2019 Crit. Care Med. 3 Marchi NA et al. 2015 Crit. Care Med. $ $ To support value - based economics / approach will be a key tool with reimbursement experts

High Cost of Care Currently Associated with RSE Population

Ganaxolone may provide an opportunity to reduce hospital costs and save lives by altering how medicine is practiced

Clinical Outcomes

Metric	Cohort 1 (≤ 1 IV AED)	Cohort 2 (> 1 IV AED)	Cohort 3 (≥ 1 IV anesthetic)	All
Unique RSE patient encounter, N (%)	14,694 (33.4)	10,140 (23.1)	19,154 (43.5)	43,988 (100)
Discharge disposition (%)				
Expired*	4.6	6.3	18.9	11.2
Hospital-acquired condition (%Y)	14.0	19.4	23.1	19.2
Catheter-associated UTI (%)	12.0	17.4	18.3	16.0
Miscellaneous infection† (%)	1.6	1.7	4.3	2.8
Vascular catheter-associated infection† (%)	0.2	0.2	0.4	0.3
Mechanical ventilator-associated complication (%)	0.2	0.2	1.6	0.8

Utilization and Cost Outcomes

Metric	Cohort 1 (≤ 1 IV AED)	Cohort 2 (> 1 IV AED)	Cohort 3 (≥ 1 IV anesthetic)	All
Unique RSE patient encounter, N (%)	14,694 (33.4)	10,140 (23.1)	19,154 (43.5)	43,988 (100)
Hospital length of stay (LOS) (days)				
Mean*	4.7	7.2	12.0	8.4
Median*	3	4	8	5
ICU LOS *(for ICU patients only)*				
Mean*	2.7	3.1	6.6	5.4
Median*	2	2	4	3
Total hospital cost* ($USD)				
Mean*	$11,532	$18,328	$41,858	$26,304
Median*	$6,812	$10,592	$24,105	$13,201

Marinus estimates that safe and effective therapeutics that prevent progression to SRSE (i.e., treatment with IV anesthetics) may reduce mortality rates and hospital costs

MARINUS PHARMACEUTICALS

*Indicates p<0.05 across all pairwise comparisons
†Indicates p<0.05 C1 or C2 vs. C3

Source: Guterman EL 2021 JAMA Neurol.

©2021 Marinus Pharmaceuticals. All Rights Reserved | 49

Status Epilepticus Development Plan

Status Epilepticus Patient Populations & Development Plan


ESE Phase 2 Trial
Emergency Dept.
ICU
Convulsive SE
(45% of total SE population)[1]
Benzodiazepines
IV AED's
IV Anesthetics
~15% transition to NCSE/Focal SE
Non-Convulsive SE/ Focal SE
(55% of total SE population)[1]
Benzodiazepines
IV AED's
IV Anesthetics
Emergency Dept. / ICU
ICU / Neuro ICU
raise II
raise
time
IV ganaxolone's clinical development programs address patient populations in different treatment settings across the SE continuum
Drugs Administered
Established SE
Refractory SE
Super-Refractory SE

[1] Leitinger M 2019 Epilepsia

MARINUS PHARMACEUTICALS

©2021 Marinus Pharmaceuticals. All Rights Reserved | 51

Additional Commercial Opportunities Along SE Continuum

Potential to leverage future hospital sales force to address > 3x patient population in ESE & SRSE



Established Status Epilepticus (ESE)
ESE Treatment Trial
Refractory Status Epilepticus (RSE)
Ganaxolone
Medically induced Coma
Super Refractory Status Epilepticus (SRSE)
1st line
Benzodiazepine Administered
Failure of benzodiazepine
2nd line
IV AED's
Failure of ≥ 1 IV AEDs
3rd line
IV Anesthetics
Failure of anesthetic wean
1st line
150,000 Pts/Year1
ESE
75,000 Pts/Year2
RSE
35,000 Pts/Year3
SRSE
10,000 Pts/Year3

1. DeLorenzo RJ Pellock JM Towne AR Boggs JG. *Epidemiology of status epilepticus. J Clin Neurophysiol.* 1995; 12: 316-325
2. Kapur et al. *Randomized Trial of Three Anticonvulsant Medications for Status Epilepticus N Engl J Med* 2019;381:2103-13.
3. Rossetti and Lowenstein. *Management of refractory status epilepticus in adults* Lancet Neurol. 2011 Oct; 10(10): 922–930

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©2021 Marinus Pharmaceuticals. All Rights Reserved
52

©2021 Marinus Pharmaceuticals. All Rights Reserved I 53 Emergency Room ICU Tertiary Center ICU Treatment of Refractory Status Epilepticus: RAISE vs. RAISE II Failure of Benzodiazepines and Initial Second Line AEDs (RAISE II) Failure of Benzodiazepines and Two or More Second Line AEDs (RAISE) RAISE II Trial: • Ganaxolone can be initiated earlier in the course of RSE • Patient population failing benzodiazepine and initial second line AED

©2021 Marinus Pharmaceuticals. All Rights Reserved I ► Trial Goals: • Support potential European approval in RSE • Potential indication expansion opportunity (relative to the RAISE study population) 54 Proposed Phase 3 Trial in Refractory SE (RAISE II) Trial Attributes Trial Population Failure of benzodiazepines and at least one IV AED’s (RSE) (n=70) Failure of benzodiazepines and at least two IV AED’s (RSE) (n=124) Comparator Ganaxolone vs. Placebo with concurrent IV AED initiation Ganaxolone vs. Placebo in patients receiving background standard of care Primary Endpoint Responder analysis: SE cessation within 30 min and no escalation of care within 36 hrs Co - primary: (1)SE cessation within 30 min (2) no escalation to IV anesthesia within 36 hrs Geographic Location EU/UK/US US only

©2021 Marinus Pharmaceuticals. All Rights Reserved I 55 Emergency Room ICU Tertiary Center ICU Established Status Epilepticus – Potential Use of Ganaxolone in Emergency Room Key trial points: • Patients with convulsive status epilepticus • new dosing paradigm – bolus and short infusion time (2 - 24 hours) • Exception from informed consent (EFIC)/ Community consent underway • 75,000 patients/ yr 1 refractory to benzodiazepines 1 Kapur et al. Randomized Trial of Three Anticonvulsant Medications for Status Epilepticus N Engl J Med 2019;381:2103 - 13.

Established Status Epilepticus – Potential Use of Ganaxolone in Emergency Room

Proposed ESE Clinical Trial Design



Pilot: N = 4-5 per cohort
Failed benzodiazepine
Open
Bolus
IV ganaxolone infusion
Standard of care IV AED
Blinded: N = 40 per arm
Failed benzodiazepine
1:1
Bolus
IV ganaxolone:
Placebo bolus
Placebo
Standard of care IV AED
Screening
Randomization
Double-blind treatment (2-24h)
<30 min
2-24h

FDA indicated alignment on overall study design for the ESE RESET (Researching Established Status Epilepticus Treatment) trial

- The Phase 2 RESET trial of adjunctive ganaxolone in ESE is planned to begin U.S. enrollment in 1H 2022
- The RESET trial will examine a shorter dosing paradigm in conjunction with a first line AED and will target convulsive status epilepticus

MARINUS PHARMACEUTICALS

©2021 Marinus Pharmaceuticals. All Rights Reserved 56

Financial Update

©2021 Marinus Pharmaceuticals. All Rights Reserved I European Collaboration Agreement Overview European collaboration with Orion Corporation , a global, Finland - based pharmaceutical company dedicated to the development of innovative therapeutics including a focus on neurological disorders Orion received exclusive rights to commercialize the oral and intravenous (IV) formulations of ganaxolone in the European Economic Area, United Kingdom, and Switzerland for CDD, TSC, and RSE with additional rights to expand the collaboration The agreement has the potential to provide Marinus up to €122 million (~$145 million*) of funds through a combination of an upfront fee (€25 million), R&D reimbursement (€7 million), and development and commercialization milestones (€90 million) over the lifetime of the agreement** Marinus will continue to be responsible for clinical development of ganaxolone as well as regulatory submissions and approvals *Utilizing cconversion rate of $1.187 per €1 (as of July 30, 2021) ** Availability subject to meeting of certain development, commercialization, and revenue criteria Guggenheim Securities served as the exclusive financial advisor to Marinus for the collaboration Marinus will manufacture and supply product to Orion pursuant to a supply agreement between the parties 58 Additionally, Marinus will receive tiered double - digit royalties on net sales , with royalty rates ranging from the low double - digits to high teens for the oral programs and the low double - digits to low 20s for the IV program If approved, g anaxolone is expected to have at least 10 years of regulatory data protection in Europe

©2021 Marinus Pharmaceuticals. All Rights Reserved I Financial Overview: Q2 2021 Analyst Coverage * : • Cantor Fitzgerald: Alethia Young • Cowen: Joseph Thome, Ph.D. • H.C. Wainwright & Co: Douglas Tsao • Jefferies: Andrew Tsai • JMP Securities: Jason N. Butler, Ph.D. • Ladenburg Thalmann : Michael Higgins • Leerink : Marc Goodman • Oppenheimer: Jay Olson • RW Baird: Brian Skorney • Truist : Joon Lee, M.D., Ph.D. * Note: Opinions, estimates, and forecasts of the individual analysts regarding Marinus do not represent opinions, estimates, and forecasts of Marinus. The listing above does not imply endorsement or concurrent with their information, conclusions, or recommendations. Investor Relations – Nasdaq: MRNS Updated 2021 Guidance • BARDA Revenues • FY 2021 projected to be between $7 - $10 million • Operating Expenses • FY 2021 GAAP operating expenses of between $113 - $118 million • Total includes approximately $16 million of non - cash stock - based compensation Financial Summary (at June 30, 2021): • $112.5 million in cash and cash equivalents • $15 million in debt • 36.7 million shares outstanding; 42.3 million shares outstanding on a fully dilutive basis 59

©2021 Marinus Pharmaceuticals. All Rights Reserved I Credit Financing Overview Credit financing agreement with Oaktree Capital Management , a leader among investment managers specializing in alternative investments Financing has potential to provide incremental cash of up to $125 million total through 2023* ( gross proceeds before fees) $75 million ** available to be drawn through 2H 2022 based on anticipated regulatory milestones associated with the CDKL5 deficiency disorder indication Marinus has option to draw the final $50 million based on additional ganaxolone milestones* Transaction proceeds enable continued investment in commercialization, R&D, and manufacturing scale up Monetization of the anticipated Priority Review Voucher is permitted and Marinus maintains ability to execute a U.S. synthetic royalty monetization deal *Availability subject to meeting of certain regulatory, clinical, financing, and revenue thresholds **15 million drawn at closing in May 2021 Morgan Stanley & Co. LLC acted as lead placement agent and H. C. Wainwright & Co. acted as co - placement agent on the transaction The loan will mature in May 2026 and includes an interest only period for the initial three years of the agreement 60

©2021 Marinus Pharmaceuticals. All Rights Reserved I 61 BARDA Contract – Refractory Status Epilepticus Key Contract Parameters ► Biomedical Advanced Research and Development Authority (BARDA) to contribute $21 million in base contract to support the Phase 3 RAISE clinical trial in RSE and preclinical studies of ganaxolone in nerve agent exposure animal models. ► BARDA may contribute up to an additional $30 million in support of manufacturing, supply chain, clinical, regulatory and toxicology activities based on favorable clinical and pre - clinical outcomes. ► Total contract value = $84 million; $51 million BARDA / $33 million Marinus - if all options are undertaken. ► On successful development, BARDA and Marinus may negotiate for a supply of ganaxolone for a potential response to nerve gas exposure threats.

Intellectual Property

Multiple Layers Of Potential Protection

Patent/Patent Applications	Expiration Date
IV formulations containing exclusively in-licensed proprietary Captisol® product	2033
SE – patent application pending on IV formulations and methods of use	2036
SE – patent application pending on clinical treatment regimen*	2040
Oral Formulations – nanoparticulate formulations (2026 + up to 5 Year PTE)	2031
CDD & PCDH19 – patent application pending on methods of use, patient stratification	2038
TSC – patent application pending on methods of use	2040
Oral Formulations containing cyclodextrin	2042

Orphan drug designations for CDD and PCDH19 provide 7 and 10 years regulatory exclusivity in US and EU, respectively.
Orphan drug designation for SE provides 7 years regulatory exclusivity in U.S.
**A Notice of Allowance was issued in a pending U.S. application.*

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©2021 Marinus Pharmaceuticals. CONFIDENTIAL. All Rights Reserved | 63

Thank You

Appendix

CDKL5 Deficiency Disorder

©2021 Marinus Pharmaceuticals. All Rights Reserved I 67 Subject Baseline Demographics & Country Enrollment in Marigold Study (CDD) Demographic Placebo (n=51) Ganaxolone (n=50) Total (n=101) Age, median 7.0 5.0 6.0 Gender, n (%) Male 10 (19.6) 11 (22.0) 21 (20.8) Female 41 (80.4) 39 (78.0) 80 (79.2) Ethnicity, n (%) Hispanic or Latino 6 (11.8) 4 (8.0) 10 (9.9) Not - Hispanic or Latino 43 (84.3) 44 (88.0) 87 (86.1) Unknown 1 (2.0) 1 (2.0) 2 (2.0) Not reported 1 (2.0) 1 (2.0) 2 (2.0) Race, n (%) White 47 (92.2) 46 (92.0) 93 (92.1) Asian 3 (5.9) 2 (4.0) 5 (5.0) Other 1 (2.0) 2 (4.0) 3 (3.0) US IT RU UK PL FR AU IL 42 15 14 10 7 6 6 1

©2021 Marinus Pharmaceuticals. All Rights Reserved I 68 Responder Analysis – Marigold Study Percent Reductions in Major Motor Seizure Frequency 25% 50% 75% 0 20 40 60 80 100 Percent Reduction 28-day Frequency of Major Motor Seizures % o f P a t i e n t s Ganaxolone Placebo 57.1% 23.5% 24.5% 9.8% 10.2% 3.9% p=0.064 a a Fisher's Exact Test p=0.001 a

Status Epilepticus

Details on Baseline Patient Characteristics for Phase 2 SE Trial

Patient	Dosing Cohort	Etiology	History of Epilepsy	Type of SE	Failed Antiseizure Medications Prior to GNX*	Dose of Last IV AED Administered Prior to GNX (Recommended Dose)
1	Low	Vascular	No	NCSE	**LAC**, LEV	200mg (200-600mg)
2	Low	Unknown	Yes	NCSE	fPHT, **LEV**	1,000mg (1000-3000mg)
3	Low	Vascular	No	NCSE	LOR, **LAC**, LEV	600mg (200-600mg)
4	Low	Vascular	No	NCSE	LOR, **LAC**, LEV	600mg (200-600mg)
5	Low	Tumor	No	CSE	LOR, LAC, **LEV**	2,000mg (1000-3000mg)
6	Medium	Vascular	No	NCSE	LOR, **LAC**, LEV	600mg (200-600mg)
7	Medium	Drug Overdose / Withdrawal	Yes	CSE	LOR, **LEV**	1,000mg (1000-3000mg)
8	Medium	Unknown	Yes	CSE → NCSE	LOR, LAC, **LEV**	1,000mg (1000-3000mg)
9	Medium	Tumor	Yes	NCSE	LAC, LEV, **PHT**	200mg (100mg)
10	Target	Vascular	Yes	CSE	LOR, **LAC**, VPA	400mg (200-600mg)
11	Target	Drug Overdose / Withdrawl	No	CSE	LOR, **LAC**, LEV	400mg (200-600mg)
12	Target	Tumor	Yes	NCSE	LOR, LEV, **VPA**	700mg (1000-3000mg)
13	Target	Autoimmune	No	NCSE	LOR, **LEV**	1,000mg (1000-3000mg)
14	Target	Vascular	No	NCSE	LOR, **LAC**, LEV, PHT	200mg (200-600mg)
15	Target	Vascular	Yes	CSE	LOR, **LEV**	1,000mg (1000-3000mg)
16	Target	Tumor	No	NCSE	LOR, **LAC**, LEV	400mg (200-600mg)
17	Target	Autoimmune	No	NCSE	LOR, fPHT, **LAC**, LEV, VPA	200mg (200-600mg)

NCSE: Non-convulsive status epilepticus

CSE: Convulsive status epilepticus

LAC: Lacosamide

LEV: Levetiracetam

LOR: Lorazepam

PHT: Phenytoin

fPHT: Fosphenytoin

VPA: Valproic Acid

MARINUS PHARMACEUTICALS

*Bolded, underlined IV AED's were the last ones administered prior to GNX

©2021 Marinus Pharmaceuticals. All Rights Reserved
70

©2021 Marinus Pharmaceuticals. All Rights Reserved I 71 Potential Launch Into the Hospital Setting Designed to be Driven by Data, Customer Collaboration & Protocolization of Ganaxolone in RSE • Phase 3 data to support clinical adoption and budget model • Clear clinical benefit eg, SE cessation, IV escalation • Economic advantage – LOS*, ICU duration, clinical outcomes Compelling Clinical and HEOR* Data • Partner with KOLs and societies to update RSE treatment guidelines • Collaborative approach to protocol augmentation with health systems and local hospitals Society Guideline & Account Protocol Inclusion • Early engagement with hospital stakeholders to best understand and frame value proposition • Determine formulary process and requirements • Reimbursement, logistics and operational processes C - Suite, Pharmacy, & Admin Engagement • Identify, navigate and influence unique hospital decision makers • Educate and generate customer usage data • Collaborate internally to protocolize usage and translate success Experienced Hospital Sales Force Clinical and Economic Evidence Access Pull - Through Clinical Adoption Critical Success Factors for RSE Launch *LOS – Longer length of stay *HEOR – Health economics and outcomes research